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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               OCTOBER 20, 1999
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                BLACKROCK, INC.
            (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER 001-15305


     DELAWARE                               51-0380803
     (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)         Identification No.)

                                345 Park Avenue
                               New York, NY 10154

                                 (212) 754-5560

ITEM 5.   OTHER EVENTS

          Third Quarter 1999 Financial Results

          On October 20, 1999, BlackRock, Inc. ("Corporation") reported results of operations for the three and nine months ended September 30, 1999. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          The Exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNC BANK CORP.
                                                (Registrant)

Date:  October 26, 1999                         By:  /s/ Paul L. Audet
                                                     ---------------------
                                                     Paul L. Audet
                                                     Managing Director
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on October 20, 1999, with respect to results of operations for the three and nine months ended September 30, 1999, filed herewith.